Exhibit 10.2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option Creole Trail Pipeline - Segment 3A Project

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction Company

DATE OF AGREEMENT: January 10, 2007

CHANGE ORDER NUMBER: CCT 3A-001 DATE OF CHANGE ORDER: 05/25/07

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary, including payment method)

Adjustment to Estimated Contract Price

The original Estimated Contract Price was	$65,605,739.22
Net change by previously authorized Change Orders (# N/A)	$0.00
The Estimated Contract Price prior to this Change Order was	$65,605,739.22
The Estimated Contract Price will be increased by this Change Order in the amount of	$600,000.00
The new Estimated Contract Price including this Change Order will be	$66,205,739.22

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged by zero (0) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged by zero (0) Days.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

(attach additional documentation if necessary)

The Guaranteed Final Completion Date will be unchanged by zero (0) Days.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documents if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company
Owner	Contractor

/s/ Stanley C. Horton	/s/ Robert A. Riess, Sr.
Signature	Signature

Stanley C. Horton	Robert A. Riess, Sr.
Name	Name

CEO	President & COO
Title	Title

6-20-07	7-5-07
Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option Creole Trail Pipeline - Segment 3A Project

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction Company (SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Compensation for Construction of pipe berms at Westlake Warehouse

CHANGE ORDER NUMBER: CCT 3A-002 DATE OF CHANGE ORDER: 05/25/07

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Item #2 per the attached agreement letter between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated May 25, 2007, Cheniere will compensate SPLCC for construction of berms for pipe storage at the Westlake facility under the extra work rates in the Construction Agreement. Construction of berms will begin on Saturday, May 26, 2007. Materials such as sand and visqueen will be invoiced at cost plus 15%. The estimated amount of the pipe berms is $100,000. Labor and equipment will be invoiced under the extra work rates in the Construction Agreement.

Adjustment to Estimated Contract Price

The original Estimated Contract Price was	$65,605,739.22
Net change by previously authorized Change Orders	$600,000.00
The Estimated Contract Price prior to this Change Order was	$66,205,739.22
The Estimated Contract Price will be increased by this Change Order in the amount of	$100,000.00
The new Estimated Contract Price including this Change Order will be	$66,305,739.22

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company
Owner	Contractor

/s/ Randall E. Parr	/s/ Robert A. Riess, Sr.
Signature	Signature

Randall E. Parr	Robert A. Riess, Sr.
Name	Name

V.P., Marketing & Bus Dev	President & COO
Title	Title

7/3/07	7/5/07
Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option Creole Trail Pipeline - Segment 3A Project

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction Company (SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Reimbursement of wharfage fees for Westlake Yard

CHANGE ORDER NUMBER: CCT 3A-003 DATE OF CHANGE ORDER: 05/25/07

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Item #3 per attached agreement letter between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated May 25, 2007, Cheniere will reimburse SPLCC for wharfage fees (pipe storage) imposed by the Port of Lake Charles who are the owners of the Westlake property.

Adjustment to Estimated Contract Price

The original Estimated Contract Price was	$65,605,739.22
Net change by previously authorized Change Orders	$700,000.00
The Estimated Contract Price prior to this Change Order was	$66,305,739.22
The Estimated Contract Price will be increased by this Change Order in the amount of	$35,000.00
The new Estimated Contract Price including this Change Order will be	$66,340,739.22

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company
Owner	Contractor

/s/ Randall E. Parr	/s/ Robert A. Riess, Sr.
Signature	Signature

Randall E. Parr	Robert A. Riess, Sr.
Name	Name

V.P., Marketing & Bus Dev	President & COO
Title	Title

7/3/07	7/5/07
Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option

Creole Trail Pipeline - Segment 3A Project

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction

Company (SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Reimbursement of Crushed Stone

CHANGE ORDER NUMBER: CCT 3A-004 DATE OF CHANGE ORDER: 07/23/07

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Attachment J (Pricing Schedule) of the Construction Agreement for Segment 3A project between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated January 10, 2007; the estimated quantity to furnish and install crushed stone as described for Item No. C-15 is being revised from 405 tons to 3,600 tons (estimated quantity).

All crushed stone used to date (1,600 tons) was for the Westlake yard access. Inclement weather required the need for additional stone. The remaining estimated quantity of 2,000 tons will be utilized in accordance with Item No. C-15 description (furnish and install crushed stone for access road improvements).

Adjustment to Estimated Contract Price

The original Estimated Contract Price was	$65,605,739.22
Net change by previously authorized Change Orders	$735,000.00
The Estimated Contract Price prior to this Change Order was	$66,340,739.22
The Estimated Contract Price will be increased by this Change Order in the amount of	$127,800.00
The new Estimated Contract Price including this Change Order will be	$66,468,539.22

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company
Owner	Contractor

/s/ R. Keith Teague	/s/ Robert A. Riess, Sr.
Signature	Signature

R. Keith Teague	Robert A. Riess, Sr.
Name	Name

President	President & COO
Title	Title

8-3-07	8/8/07
Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option

Creole Trail Pipeline - Segment 3A Project

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction

Company (SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Additional Compensation for Pipe Berms

CHANGE ORDER NUMBER: CCT 3A-005 DATE OF CHANGE ORDER: 07/23/07

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Item #2 per the attached agreement letter between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated May 25, 2007, Cheniere will compensate SPLCC for construction of berms for pipe storage at the Westlake facility under the extra work rates in the Construction Agreement. Construction of berms will begin on Saturday, May 26, 2007. Materials such as sand and visqueen will be invoiced at cost plus 15%. The revised amount of the pipe berms is $132,510.08. This value is $32,510.08 above the $100,000 estimate per Change Order CCT-3A-002.

Adjustment to Estimated Contract Price

The original Estimated Contract Price was	$65,605,739.22
Net change by previously authorized Change Orders	$862,800.00
The Estimated Contract Price prior to this Change Order was	$66,468,539.22
The Estimated Contract Price will be increased by this Change Order in the amount of	$32,510.08
The new Estimated Contract Price including this Change Order will be	$66,501,049.30

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company
Owner	Contractor

/s/ R. Keith Teague	/s/ Robert A. Riess, Sr.
Signature	Signature

R. Keith Teague	Robert A. Riess, Sr.
Name	Name

President	President & COO
Title	Title

8-3-07	8/8/07
Date of Signing	Date of Signing